SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): May 13, 2004.




                                  BioTime, Inc.
             (Exact name of registrant as specified in its charter)


   California                          1-12830                   94-3127919
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

                                935 Pardee Street
                           Berkeley, California 94710
                    (Address of principal executive offices)

                                 (510) 845-9535
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Numbers                       Description

99.1     Press Release dated May 13, 2004.


Item 12. Results of Operations and Financial Condition

         On May 13, 2004, BioTime, Inc. issued a press release announcing its financial results for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1, which, in its entirely, is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BIOTIME, INC.



Date:  May 13, 2004                      By   /s/ Judith Segall
                                           ----------------------------------
                                              Vice President - Operations
                                              Member, Office of the President










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Exhibit
Numbers                    Description

99.1                       Press Release dated May 13, 2004

















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